UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

ALLIS-CHALMERS ENERGY INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 369-0550

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On May 7, 2008, Allis-Chalmers Energy Inc. (the “Company”) announced earnings results for the first quarter ended March 31, 2008. In addition, on May 7, 2008, the Company made a presentation to analysts and investors to provide a financial and operational update. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and a transcript of the presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The exhibits described above are not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but are being furnished solely to comply with Item 2.02 of Form 8-K and Regulation FD promulgated by the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated May 7, 2008.
99.2	Transcript of presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: May 8, 2008

By: /s/ Theodore F. Pound III
Name:Theodore F. Pound III
Title:General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 7, 2008.
99.2	Transcript of presentation.